SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 2001

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

 United States                    33-95714                       22-2716130
 United States                   33-99442-01                     22-2716130
 -------------                   -----------                     ----------
(State or other                  (Commission                  (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events
     The Registrant hereby  incorporates by reference the information  contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
                      See separate index to exhibits.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
             (Originator of the Wachovia Credit Card Master Trust)

    Dated: May 1, 2001                                By:  David L. Gaines
                                                      Title: Comptroller

                                INDEX TO EXHIBITS
Exhibit
Number                              Exhibit
------                              -------
 28.1      Series 1999-1 Monthly Servicing Certificate - April 30, 2001
 28.2      Monthly Series 1999-1 Certificateholders' Statement - April 30, 2001
 28.3      Series 1999-2 Monthly Servicing Certificate - April 30, 2001
 28.4      Monthly Series 1999-2 Certificateholders' Statement - April 30, 2001
 28.5      Series 2000-1 Monthly Servicing Certificate - April 30, 2001
 28.6      Monthly Series 2000-1 Certificateholders' Statement - April 30, 2001